Exhibit 10.3a

AGREEMENT

AGREEMENT dated this 9th day of February 2006, by and between Somebox, Inc. (hereinafter “SOMEBOX”), a Delaware Corporation, with offices located at 54 Ludlow Street, 4th Floor, New York, New York 10002 and Jeremy Seitz, President of SOMEBOX.

WHEREAS, SOMEBOX has filed a Registration Statement with the United States Securities and Exchange Commission (hereinafter the “SEC”) on Form SB-2 and has filed an Exhibit 10.2 to such Registration Statement regarding methods of payment of offering expenses; and

WHEREAS, such Registration Statement includes in the “Management’s Discussion and Analysis or Plan of Operation” section, a specific discussion of SOMEBOX’s cash requirements for the next twelve (12) months (exclusive of offering expenses) and its specific viable plans to meet such requirements.

NOW, THEREFORE, it is herewith agreed as follows:

The undersigned, as President of SOMEBOX herewith agrees to defer SOMEBOX compensation otherwise payable to him so as to permit SOMEBOX to remain viable and further agrees to loan SOMEBOX amounts necessary to meet SOMEBOX’s expenses if sufficient revenues are not generated therefore to the extent that gross profits are insufficient to pay SOMEBOX’s costs and expenses.  If and when loaned, the loan will be evidenced by a non-interest bearing unsecured corporate note to be treated as a loan until repaid, if and when SOMEBOX has the financial resources to do so.

The parties hereto understand that the above constitutes a binding Agreement and that the contents thereof are referred to in the aforesaid Registration Statement in the “Management’s Discussion and Analysis or Plan of Operation” section.

The above constitutes the entire Agreement between the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the 9th day of February 2006.

SOMEBOX, INC.

/s/ Jeremy Seitz

By: ________________________________

Jeremy Seitz, President

/s/ Jeremy Seitz

By: _________________________________

Jeremy Seitz , Individually

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